<PAGE 1>
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     January
                          15, 1997

       IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE
      IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
  (Issuer of the 4.55% Class A Lease Backed Certificates,
                       Series 1993-1,
  5.33% Class A-1 Lease Backed Certificates, Series 1994-1
                            and
  6.55% Class A-2 Lease Backed Certificates, Series  1994-1)
______________________________________________________________________
     (Exact Name of Registrant as Specified in Charter)


       Cayman Islands            33-69028         06-1383202
____________________________                   _____________
_____________________   (State   or    Other    Jurisdiction
(Commission     (IRS Employer
   of   Incorporation)                         File  Number)
Identification No.)

    1133 Westchester Avenue, Room 3C2108
          White Plains, New York                       10604
__________________________________________      ___________


                            -  -



                           - 1 -

















  (Address of Principal Executive Offices)       (Zip Code)

Registrant's  telephone  number,  including  area code (914)
642-5844

                       Not                        Applicable
_____________________________________________________________
   (Former Name or Former Address, if changed Since Last
                          Report)

Item 5.  Other Events

         The  Registrant  is  filing  the exhibits listed in
item 7 below.

Item  7.     Financial  Statements,  Pro   Forma   Financial
Information and Exhibits.

Exhibit  7.1  Monthly  Statement for the 4.55% Class A Lease
Backed Certificates,
            Series 1993-1, with report to  the  Distribution
Date occurring on
            the date of this report.

Exhibit  7.2 Monthly Statement for the 5.33% Class A-1 Lease
Backed Certificates,
            Series 1994-1 and  the  6.55%  Class  A-2  Lease
Backed Certificates,
            Series  1994-1,  with report to the Distribution
Date occurring on
            the date of this report.






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.

                                     IBM CREDIT  RECEIVABLES
LEASE ASSET


                           - 2 -









                                     MASTER TRUST

                                     By:        IBM   CREDIT
RECEIVABLES, INC.

                                     By:


______________________________
                                        Name:   Kimberly  A.
Kispert  Date:   January 15, 1997                     Title:
President and Treasurer <PAGE 2>

                     MONTHLY                       STATEMENT
Exhibit 7.1

            IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                            SERIES 1993-1




                            -  -









Delivered  pursuant  to  Section  4.05  of  the  Pooling and
Servicing Agreement dated as of November  1,  1993,  between
IBM  Credit  Receivables, Inc., a Cayman Islands company, as
Seller (the "Seller"), IBM Credit  Corporation,  a  Delaware
corporation,  as Servicer (the "Servicer"), and Norwest Bank
Minnesota,  National   Association,   a   national   banking
association,  as trustee (the "Trustee"), set forth below is the required information with respect  to  the  Distribution
Date of January 15, 1997 and with respect to the performance of  the  Trust during the Collection Period from December 2,
1996  to January 1, 1997.   Capitalized terms used  in  this
Certificate  have their respective meanings set forth in the
Pooling and Servicing Agreement:

Per $1000

Original

Certificate A)           Information Regarding  the  Current
Total      Principle
            Monthly    Distribution    (Stated    in   total
Distribution   Amount


                           - 3 -









            and on the basis of $1,000 Original
            Certificate Principal Amount).
            (1)     The amounts by Class of the
            distribution to Class A Certificateholders and the Class B Certificateholders on January 15, 1997.

    Class                                                  A
12,088,894.82       12.08889
    Class                                                  B
2,133,334.38       12.08889          <PAGE 3>
            (2)    The amounts by Class of the
            distribution set forth in paragraph 1
            above in respect of interest on the
            Class A Certificates and the Class B
            Certificates.

    Class                                                  A
546,000.97        0.54600
    Class                                                  B
96,353.11        0.54600

            (3)    The amount by Class of the
            distribution set forth in paragraph 1
            above in respect of principal of the
            Class A Certificates and the Class B
            Certificates.

    Class                                                  A
11,542,893.85       11.54289
    Class                                                  B
2,036,981.27       11.54289

B)        Information Regarding the Performance of
            the Series 1993-1 Full Amortization


                            -  -









            Pool with respect to Series 1993-1's
            Full Amortization Period.

            (1)    Collections of Scheduled Payments:

       (a)     The aggregate amount of
       Collections of Scheduled Payments
       processed with respect to the Series 1993-1
       Full Amortization Pool during the
       Collection Period immediately
       preceding the Distribution Date
       allocated to each of Class A and Class B.

              Class                                        A
12,752,334.09
              Class                                        B
2,250,411.90          <PAGE 4>
       (b)     The aggregate Contract
       Balances of the Contracts
       outstanding and the Participation
       Balance of the Participation
       Interest, if any, as of the day
       before the last day of the
       Collection Period immediately
       preceding the Distribution Date
       allocated to each of Class A and
       Class B.

              Class                                        A
144,000,255.01
              Class                                        B
25,411,809.71

       (c)     The aggregate amount of
       Collections of Finance Charge
       Payments processed with respect to
       the Series 1993-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class                                        A
1,247,761.69
              Class                                        B
220,193.24

       (d)     The aggregate amount of
       Collections of Principal Payments
       processed with respect to the Series
       1993-1 Full Amortization Pool during
       the Collection Period immediately
       preceding the Distribution Date
       allocated to each of Class A and
       Class B.

                            -  -










              Class                                        A
11,504,572.40
              Class                                        B
2,030,218.66          <PAGE 5>
       (e)     The aggregate amount of net
       Recoveries processed with respect
       to the Series 1993-1 Full Amortization
       Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class                                        A
0.00
              Class                                        B
0.00

            (2)    Contract Balances of the Contracts
            and Participation Balance of the Participation
            Interest, if any, included in the Series 1993-1
            Full Amortization Pool as of the day
            before the last day of the immediately
            preceding Collection Period.

       (a)     The aggregate Contract
       Balances and Participation Balance
       of the Participation Interest, if any,
       included in the Series 1993-1 Full
       Amortization Pool as of the day
       before the last day of the immediately
       preceding              Collection             Period.
284,289,528.43

       (b)     The Class A Invested Amount
       and the Class B Invested Amount
       (each as defined in the Pooling and
       Servicing Agreement) as of the day
       before the last day of the immediately
       preceding Collection Period.

              Class                                        A
144,000,255.01
              Class                                        B
25,411,809.71          <PAGE 6>
       (c)     The Class A Invested Amount on
       the date of issuance of the Class A
       Certificates (the "Initial Class A
       Invested Amount") and the Class B
       Invested Amount on the date of
       issuance of the Class B
       Certificates (the "Initial Class B


                            -  -









       Invested Amount")

              Class                                        A
1,000,000,000.00
              Class                                        B
176,470,588.24

       (d)     The allocation percentage with
       respect to the allocation of
       Finance Charge Payments, Principal
       Payments and Defaulted Amounts to
       the Class A Certificateholders with
       respect to the immediately preceding
       Collection                                    Period.
50.65%

       (e)     The allocation percentage with
       respect to the allocation of
       Finance Charge Payments, Principal
       Payments and Defaulted Amounts to
       the Class B Certificateholders with
       respect to the immediately preceding
       Collection                                    Period.
8.94%          <PAGE 7>
            (3)    Delinquent Balances of Contracts in
            the Trust.

            The   aggregate   Contract   Balances   of   the
Aggregate

            Contracts   which   were   delinquent   as    of
Contract
            the  close  of  business  on  the  last  day  of
Balances
            the Collection Period immediately
            preceding the Distribution Date:
       (a)                                  31-60       days
2,872,722.88

       (b)                                   61-90      days
745,560.31

       (c)                       91     or     more     days
393,635.62


                     TOTAL
4,011,918.81

            (4)    Defaulted Amount.

            The Defaulted Amount for the Collection
            Period immediately preceding the
            Distribution Date allocable to each
            of Class A and Class B.

    Class                                                  A
38,321.45
    Class                                                  B
6,762.61

            (5)    Investor Charge-Offs;
            Reimbursement of Charge-Offs.


                            -  -










       (a)     The amount of the withdrawal,
       if     any,     from     the     Reserve     Account.
0.00          <PAGE 8>
       (b)     The amount
       required for such

       Distribution Date pursuant to
       section 4.05 (c)(i) and (ii)
       over the Class B Available
       Finance Charge Collections,
       but not more than the Class B
       Investor Default Amount for
       such Distribution Date, and
       not below zero (a "Class B
       Investor                                Charge-Off").
0.00

       (c)     The Excess of the Defaulted
       Amount allocable to the Class A
       Certificates over the Class B Investor
       Charge-Off, which excess is charged
       to the Class A Invested Amount
       (a     "Class      A      Investor      Charge-Off").
0.00

       (d)     The amounts of the Class A
       Investor Charge-Offs and Class B
       Investor Charge-Offs set forth in
       item 5(c) and item 5(b) above, per
       $1,000 interest (which will have
       the effect of reducing, pro rata,
       the amount of each Class A
       Certificateholder's and Class B
       Certificateholder's Invested
       Amount, respectively).

              Class                                        A
0.00
              Class                                        B
0.00          <PAGE 9>
       (e)     The total amounts reimbursed
       to the Trust for such Distribution
       Date in respect of Class A Investor
       Charge-Offs and Class B Investor
       Charge-Offs, respectively, for
       prior Distribution Dates.

              Class                                        A
0.00
              Class                                        B
0.00

       (f)     The amounts set forth in


                            -  -

       item 5(e) above, per $1,000
       interest (which will have the
       effect of increasing, pro rata, the
       amount of each Class A
       Certificateholder's and Class B
       Certificateholder's Invested
       Amount, respectively).

              Class                                        A
0.00
              Class                                        B
0.00

       (g)     The amount, if any, by which
       the outstanding principal balances
       of the Class A Certificates and
       Class B Certificates exceed the
       Class A Invested Amount and Class B
       Invested Amount, respectively, as
       of the end of the day on the Record
       Date with respect to the
       Distribution Date.

              Class                                        A
0.00
              Class                                        B
0.00          <PAGE 10>
            (6)    Investor Monthly Servicing fee.

            The amount of the series 1993-1 Monthly
            Servicing Fee payable to the Servicer
            for         the        Distribution        Date.
141,176.72

            (7)    Available Reserve Amount

       (a)     The amount available to be
       withdrawn from the Reserve Account
       for the Class A Certificateholders
       as of the close of business on such
       Distribution Date, before giving
       effect to all withdrawals from, or
       deposits to the Reserve Account on
       such                Distribution                Date.
10,000,000.00

       (b)     The ratio of the Available
       Reserve Amount to the
       Invested Amount of the Class A
       Certificates as of the close of
       business on such Distribution Date,
       before giving effect to all withdrawals






                            -  -











       from the Reserve Account and payments
       to the Reserve Depositor on such
       Distribution                                    Date.
7.55%

            (8)    Deficit Controlled Amortization
            Amount.

            The existing Deficit Controlled
            Amortization amount for such
            Distribution                               Date.
0.00                    <PAGE      11>
    C)        The Pool Factors.

            The Pool Factors for the preceding
            Determination Date for Class A and
            Class B, respectively, which represent
            the ratios of the Class A Invested
            Amount and Class B Invested Amount,
            respectively, as of such Determination
            Date to the Class A Initial Invested
            Amount and the Class B Initial Invested
            Amount, respectively.

    Class                                                  A
0.1324574
    Class                                                  B
0.1324574

D)        Contract Balance.


                           - 11 -










            (1)    The aggregate Contract Balances of
            the Contracts and the Participation
            Balance of the Participation Interest,
            if any, included in the Series 1993-1 Full
            Amortization Pool at the close of business
            on the last day of the immediately preceding
            Collection                               Period.
261,501,208.71


                     IBM CREDIT CORPORATION,
                          Servicer

                          by:    /s/ N. J. DiMarco


                          N. J. DiMarco
                          Manager  Remarketing  &   Investor
Accounting          <PAGE 12>
                    MONTHLY SERVICER'S CERTIFICATE



                            -  -









              IBM CREDIT CORPORATION

                     IBM   CREDIT  RECEIVABLES  LEASE  ASSET
MASTER TRUST

                        SERIES 1993-1


    The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a Cayman Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee, does hereby certify as follows:

    1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

    2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

    3.     The undersigned is a Servicing Officer.

    4.     This Certificate relates to the Distribution
          Date occurring on January 15, 1997.

<PAGE 13>
    5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all
          material respects all its obligations under the Agreement through the Collection Period preceding such
          Distribution Date.

    6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on
or
          prior to such Distribution Date.

    7.     As of the date hereof, to the best knowledge
          of the undersigned, no Lien has been placed on any
of
          the  Contracts  other   than   pursuant   to   the
Agreement.

    IN WITNESS WHEREOF, the undersigned has duly
          executed and delivered this Certificate this 10th day
          of January, 1997.


                     IBM CREDIT CORPORATION,
                     Servicer,


                            -  -










                          by:    /s/ N. J. DiMarco

                          N. J. DiMarco
                          Manager   Remarketing  &  Investor
Accounting <PAGE 14>


Exhibit 7.2
                     MONTHLY STATEMENT

            IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                            SERIES 1994-1


Delivered pursuant  to  Section  4.05  of  the  Pooling  and
Servicing  Agreement dated as of August 3, 1994, between IBM
Credit Receivables,  Inc.,  a  Cayman  Islands  company,  as
Seller  (the  "Seller"),  IBM Credit Corporation, a Delaware
corporation, as Servicer (the "Servicer"), and Norwest  Bank
Minnesota,   National   Association,   a   national  banking
association, as trustee (the "Trustee"), set forth below  is the  required  information  with respect to the Distribution
Date of January 15, 1997 and with respect to the performance of the Trust during the Collection Period from  December  2,
1996    to  January 1, 1997.  Capitalized terms used in this
Certificate have their respective meanings set forth in  the
Pooling     and     Servicing    Agreement:
Per $1000 A)             Information Regarding  the  Current
Total       Original
            Monthly    Distribution    (Stated    in   total
Distribution   Certificate
            and   on   the   basis   of   $1,000    Original
Principal
            Certificate          Principal          Amount).
Amount
            (1)     The amounts by Class of the
            distribution to Class A1 Certificateholders,
            Class A2 Certificateholders and
            the Class B Certificateholders
            on January 15, 1997.

    Class                                                 A1
0.00        0.00000
    Class                                                 A2
5,466,732.32       27.80481
    Class                                                  B
1,229,968.31       23.23273          <PAGE 15>
            (2)    The amounts by Class of the
            distribution set forth in paragraph 1
            above in respect of interest on the

            Class A1 Certificates and the Class A2
            and the Class B Certificates.


                            -  -










    Class                                                 A1
0.00        0.00000
    Class                                                 A2
348,519.40        1.77263
    Class                                                  B
61,503.42        1.16173

            (3)    The amount by Class of the
            distribution set forth in paragraph 1
            above in respect of principal of the
            Class A1 Certificates and the Class A2
            and the Class B Certificates.

    Class                                                 A1
0.00        0.00000
    Class                                                 A2
5,118,212.92       26.03218
    Class                                                  B
1,168,464.88       22.07100

B)        Information Regarding the Performance of
            the Series 1994-1 Full Amortization Pool
            Pool with respect to Series 1994-1's
            Full Amortization Period.


            (1)    Collections of Scheduled Payments:

       (a)     The aggregate amount of
       Collections of Scheduled Payments
       processed with respect to the
       Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class                                        A
5,654,488.55

              Class                                        B
997,850.93          <PAGE 16>
       (b)     The aggregate Contract
       Balances of the Contracts
       outstanding and the Participation
       Balance of the Participation
       Interests, if any, as of the day
       before the last day of the
       Collection Period immediately
       preceding the Distribution Date
       allocated to each of Class A and
       Class B.

              Class                                        A
63,850,883.04
              Class                                        B
11,267,803.02

       (c)     The aggregate amount of
       Collections of Finance Charge
       Payments processed with respect to


                            -  -









       the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class                                        A
553,267.67
              Class                                        B
97,635.47

       (d)     The aggregate amount of
       Collections of Principal Payments
       processed with respect to the
       Series 1994-1 Full Amortization Pool
       during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class                                        A
5,101,220.87
              Class                                        B
900,215.46          <PAGE 17>
       (e)     The aggregate amount of net
       Recoveries processed with respect
       to the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

              Class                                        A
0.00
              Class                                        B
0.00

            (2)    Contract Balances of the Contracts
            and Participation Balance of the
            Participation Interests, included in the
            Series 1994-1 Full Amortization Pool as of the day before the last day of the immediately preceding Collection Period.

       (a)     The aggregate Contract
       Balances and Participation Balance
       of the Participation Interests,
       included in the Series 1994-1 Full
       Amortization Pool as of the day before the
       last day of the immediately
       preceding             Collection              Period.
114,877,463.71

       (b)     The Class A1 Invested Amount,
       Class A2 Invested Amount and
       the Class B Invested Amount
       (each as defined in the Pooling and


                            -  -









       Servicing Agreement) as of the day
       before the last day of the immediately
       preceding Collection Period.

              Class                                       A1
0.00
              Class                                       A2
63,850,883.04
              Class                                        B
11,267,803.02          <PAGE 18>
       (c)     The Class A1 Invested Amount on
       the date of issuance of the Class A1
       Certificates (the "Initial Class A1
       Invested Amount") and the Class A2
       invested Amount on the date of
       issuance of the Class A2 Certificates
       (the "Initial Class A2 Invested
       Amount") and the Class B
       Invested Amount on the date of
       issuance of the Class B
       Certificates (the "Initial Class B
       Invested Amount")

              Class                                       A1
103,389,000.00
              Class                                       A2
196,611,000.00
              Class                                        B
52,941,177.00

       (d)     The allocation percentage with
       respect to the allocation of
       Finance Charge Payments, Principal
       Payments and Defaulted Amounts to
       the Class A Certificateholders with
       respect to the immediately preceding
       Collection                                    Period.
55.58%

       (e)     The allocation percentage with
       respect to the allocation of
       Finance Charge Payments, Principal
       Payments and Defaulted Amounts to
       the Class B Certificateholders with
       respect to the immediately preceding
       Collection                                    Period.
9.81%

            (3)    Delinquent Balances of Contracts in
            the Trust.           <PAGE 19>
            The   aggregate   Contract   Balances   of   the
Aggregate
            Contracts   which   were   delinquent   as    of
Contract
            the close of business on the last day of Balances

                            -  -









            the Collection Period immediately
            preceding the Distribution Date:
       (a)                                   31-60      days
2,872,722.88

       (b)                                  61-90       days
745,560.31

       (c)                         91     or    more    days
393,635.62


                     TOTAL
4,011,918.81

            (4)    Defaulted Amount.

            The Defaulted Amount for the Collection
            Period immediately preceding the
            Distribution Date allocable to each
            of Class A and Class B.

    Class                                                  A
16,992.04
    Class                                                  B
2,998.60

            (5)    Investor Charge-Offs;
            Reimbursement of Charge-Offs.

       (a)     The amount of the withdrawal,
       if     any,     from     the     Reserve     Account.
0.00          <PAGE 20>
       (b)     The amount
       required for such
       Distribution Date pursuant to
       section 4.05 (c)(i) and (ii)
       over the Class B Available
       Finance Charge Collections,
       but not more than the Class B
       Investor Default Amount for
       such Distribution Date, and
       not below zero (a "Class B
       Investor                                Charge-Off").
0.00

       (c)     The Excess of the Defaulted
       Amount allocable to the Class A
       Certificates over the Class B Investor
       Charge-Off, which excess is charged
       to the Class A Invested Amount
       (a     "Class      A      Investor      Charge-Off").
0.00

       (d)     The amounts of the Class A
       Investor Charge-Offs and Class B
       Investor Charge-Offs set forth in
       item 5(c) and item 5(b) above, per


                            -  -









       $1,000 interest (which will have
       the effect of reducing, pro rata,
       the amount of each Class A
       Certificateholder's and Class B
       Certificateholder's Invested
       Amount, respectively).

              Class                                        A
0.00
              Class                                        B
0.00          <PAGE 21>
       (e)     The total amounts reimbursed
       to the Trust for such Distribution
       Date in respect of Class A Investor
       Charge-Offs and Class B Investor
       Charge-Offs, respectively, for
       prior Distribution Dates.

              Class                                        A
0.00

              Class                                        B
0.00

       (f)     The amounts set forth in
       item 5(e) above, per $1,000
       interest (which will have the
       effect of increasing, pro rata, the
       amount of each Class A
       Certificateholder's and Class B
       Certificateholder's Invested
       Amount, respectively).

              Class                                        A
0.00
              Class                                        B
0.00

       (g)     The amount, if any, by which
       the outstanding principal balances
       of the Class A1 Certificates,
       Class A2 Certificates and Class B
       Certificates exceed the Class A1
       Invested Amount, Class A2
       Invested Amount and Class B Invested
       Amount, respectively, as
       of the end of the day on the Record
       Date with respect to the
       Distribution Date.

              Class                                       A1
0.00
              Class                                       A2
0.00
              Class                                        B
277,726.33          <PAGE 22>


                            -  -









            (6)    Investor Monthly Servicing fee.

            The amount of the series 1994-1 Monthly
            Servicing Fee payable to the Servicer
            for        the        Distribution         Date.
62,598.91

            (7)    Available Reserve Amount

       (a)     The amount available to be
       withdrawn from the Reserve Account
       for the Class A Certificateholders
       as of the close of business on such
       Distribution Date, before giving
       effect to all withdrawals from, or
       deposits to the Reserve Account on
       such                Distribution                Date.
3,457,794.98

       (b)     The ratio of the Available
       Reserve Amount to the
       Invested Amount of the Class A
       Certificates as of the close of
       business on such Distribution Date,
       before giving effect to all withdrawals
       from the Reserve Account and payments
       to the Reserve Depositor on such
       Distribution                                    Date.
5.89%

            (8)    Deficit Controlled Amortization
            Amount.

            The existing Deficit Controlled
            Amortization amount for such
            Distribution                               Date.
0.00                    <PAGE      23>
    C)        The Pool Factors.

            The Pool Factors for the preceding
            Determination Date for Class A1,
            Class A2 and Class B respectively, which represent the ratios of Class A1 Invested
            Amount, Class A2 Invested Amount
            and Class B Invested Amount,
            respectively, as of such Determination
            Date to the Class A Initial Invested
            Amount and the Class B Initial Invested
            Amount, respectively.

    Class                                                 A1
0.0000000
    Class                                                 A2
0.2987252
    Class                                                  B
0.1957756



                            -  -


                           - 22 -


















D)        Contract Balance.

            (1)    The aggregate Contract Balances of
            the Contracts and the Participation
            Balance of the Participation Interests,
            included in the Series 1994-1 Full Amortization
            Pool at the close of business on the
            last day of the immediately preceding
            Collection                               Period.
105,669,019.12


                     IBM CREDIT CORPORATION,
                          Servicer

                          by:   /s/ N. J. DiMarco

                          N. J. DiMarco
                          Manager  Remarketing  &   Investor
Accounting          <PAGE 24>
                    MONTHLY SERVICER'S CERTIFICATE

              IBM CREDIT CORPORATION

                     IBM   CREDIT  RECEIVABLES  LEASE  ASSET
MASTER TRUST

                        SERIES 1994-1


    The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a Cayman Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee, does hereby certify as follows:

    1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.


                           - 23 -










    2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

    3.     The undersigned is a Servicing Officer.

    4.     This Certificate relates to the Distribution
          Date occurring on January 15, 1997.



                            -  -









<PAGE 25>
    5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all
          material respects all its obligations under the Agreement through the Collection Period preceding such
          Distribution Date.

    6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on
or
          prior to such Distribution Date.

    7.     As of the date hereof, to the best knowledge
          of the undersigned, no Lien has been placed on any
of
          the  Contracts  other   than   pursuant   to   the
Agreement.

    IN WITNESS WHEREOF, the undersigned has duly
          executed and delivered this Certificate this 10th day
          of January, 1997.


                     IBM CREDIT CORPORATION,
                     Servicer,

                          by:   /s/ N. J. DiMarco


                          N. J. DiMarco


                           - 24 -









                          Manager  Remarketing  &   Investor
Accounting